UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 4, 2026

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(515) 978-3737

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
    On February 4, 2026, DHI Group, Inc. (the “Company”) reported its results of operations for the fiscal year ended December 31, 2025. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

    The information in this Form 8-K, including the accompanying exhibits, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.
    The Company also announced on February 4, 2026 that its Board of Directors has authorized a stock repurchase program (the "Repurchase Program") pursuant to which the Company may repurchase up to $10 million of its common stock, par value $0.01 per share (the "Common Stock"). The Repurchase Program will be effective February 9, 2026 and is approved to run through February 8, 2027. Under the Repurchase Program, management has discretion in determining the conditions under which shares may be purchased from time to time, in accordance with applicable federal securities laws, including through the use of Rule 10b5-1 trading plans.

Repurchases under the Repurchase Program, if any, will be funded using the Company's available liquidity. The Company cannot predict when or if it will repurchase any shares of Common Stock as such stock repurchases will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, and alternative investment opportunities. The Repurchase Program does not obligate the Company to acquire any particular amount of Common Stock. The Repurchase Program may be modified, suspended, or discontinued at any time at the Company’s discretion. Information regarding share repurchases will be available in the Company’s periodic reports on Forms 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

A press release announcing the Repurchase Program was issued and is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
Not applicable.
(b)Pro Forma Financial Information.
Not applicable.
(c)Shell Company Transactions.

Not applicable.
(d)Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release (Earnings), dated February 4, 2026
99.2	Press Release (Share Repurchase) dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	February 04, 2026	By: /S/ Greg Schippers
Name: Greg Schippers
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX
99.1	Press Release (Earnings), dated February 4, 2026
99.2	Press Release (Share Repurchase) dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL)